Novel approaches for rendering CAR T cells finally effective against gynecologic malignancies

DISCLOSURES

Consultant for: Compass Therapeutics (till 2020), Anixa Biosciences, Alloy Therapeutics, Hibiscus Bioventures.

Grant/Research support from: Compass Therapeutics (till 2020), Anixa Biosciences.

Stock options in: Compass Therapeutics, Anixa Biosciences, Alloy Therapeutics

Shared or licensed IP: Compass Therapeutics, Anixa Biosciences

Honoraria from: Anixa, Alloy, Hibiscus Bioventures.

I will not discuss off label use and/or investigational use in my presentation.



Jose R Conejo-Garcia, MD, PhD, Rivkin, 2022

Engineered T cell adoptive transfer


Remove tumor and isolate TILs
Patient
Collect blood and isolate T cells through leukepheresis
Activate T cells and transduce with synthetic receptor
CAR T cell
TCR T cell
Activate and expand TILs
Infuse TILs
Infuse CAR T cells
Infuse TCR T cells
c
Infuse allogenic off-the-shelf engineered immune cells
Cell source
Current
Future
Healthy donor cells
Genetic manipulation (that is, TCR knockout)
Collect blood and isolate cells through leukapheresis
Cord blood
Expand and cryopreserve
In vitro differentiation
iPSCs
Animal primary cells (for example, pigs)
Transduce with synthetic receptor

Carl June et al; Nature Med. 2022.

Second generation CAR T cells: Basic elements



V
H
V
H
Recognition Domain
V
L
V
L
scFv against a surface Ag; NKG2D
Hinge/spacer
From CD8
TM
CD28, 4-1BB, OX40
Signaling Domains
CD3ζ

4-1BB appears to enhance persistence

-Lentiviral/retroviral transduction or RNA electroporation

-Third generation in progress: Two co-stimulatory domains (CD28/4-1BB)…too much activity?

Most current CAR T cell targets in solid tumors are shared with vital healthy tissues

Target	Disease
B7-H3?	Hepatocellular Carcinoma, Non-Small Cell Lung Cancer, Pancreatic Cancer, Germ Cell Tumor, Retinoblastoma, Glioblastoma
CAIX	Renal Cell Carcinoma
CD70	Renal Cell Carcinoma, Ovarian Cancer, Cervix Cancer
CEA	Colorectal Cancer, Esophageal Cancer, Stomach Cancer, Pancreatic Cancer, Liver Metastases
Claudin 18.2	Gastric / Esophagogastric Junction Adenocarcinoma, Pancreatic Cancer
EGFR	Non-Small Cell Lung Cancer, Ependymoma , Bile Duct Cancer, Gastric Cancer, Breast Cancer, Bladder Cancer, Head and Neck Squamous Cell Carcinoma, Cancer of the Salivary Gland, Brain neoplasm, Ependymoma
EpCam	Nasopharynx Neoplasm, Breast Cancer
FSHR	Ovarian cancer
GD2	Osteosarcoma, Neuroblastoma, Malignant Brain Neoplasm, Ependymal tumor
GPC3	Hepatocellular Carcinoma
HER-2	Sarcoma
IL13Ralpha2	Ependymoma, Glioblastoma, Medulloblastoma, Melanoma
ICAM-1	Thyroid cancer
KLK2	Prostate Cancer
Mesothelin	Pancreatic Cancer, Ovarian Cancer, Colorectal Cancer, Non-Small Cell Lung Cancer, Mesothelioma
MUC1?	Breast Cancer, Ovarian Cancer, Non-Small Cell Lung Cancer, Colorectal Cancer, Pancreatic Cancer, Renal Cell Carcinoma, Nasopharyngeal Cancer, Head and Neck Carcinoma, Gastric Cancer
NKG2D ligands	Colorectal cancer
PSCA	Prostate cancer, Pancreatic Cancer
PSMA	Prostate Cancer
ROR1	Triple Negative Breast Cancer, Non-small Cell Lung Cancer
TAG72	Ovarian Cancer, pancreatic cancer

Source: clinicaltrials.gov; June 23, 2022

FSHCER T cells targeting FSHR+ ovarian cancer (NCT05316129; clinical trial, recruiting)


FSHβ
signal
peptide
CD8α hinge and
transmembrane
domain
FSHβ
CGα
4-1BB
CD3z

PI: R Wenham, MD
Moffitt Cancer Center


FSH beta
CG alpha
Hinge
TM
Co-stimulatory
4-1BB
CD3
zeta
T
cell

Perales-Puchalt et al; Clin Cancer Res. 2017.

NCT05316129:

Autologous CD3+T cells transduced w/ gamma retroviral vector, pMSGV1, for FSHR-specific 4-1BB/CD3 chimeric endocrine receptor expression, Intraperitoneal (IP)/Intravenous (IV) infusion

FSHR is NOT expressed in non-ovarian healthy human tissues


Relative FSHR mRNA expression
0.0025
0.002
0.0015
0.001
0.0005
0
Adrenal Gland
Brain Cerebellum
Brain whole
Fetal Brain
Colon
Heart
Kidney
Liver
Lung
Placenta
Prostate
Salivary Gland
Skeletal Muscle
Spleen
Thymus
Thyroid gland
Trachea
Uterus
Small Intestine
Stomach
Breast
Ovary
Testis
PBMC

Perales-Puchalt et al; Clin Cancer Res. 2017.

FSH-re-directed primary human T cells effectively target patient-derived FSHR+ tumors in vivo


FCCC226
Tumor volume (mm³)
FSHCER
Mock
Time(days)
112006
Time (days)
120406
FCCC226
112006
120406
14-107
OVCAR-3
FSHR
β-actin

Perales-Puchalt et al; Clin Cancer Res. 2017.

FSH-re-directed autologous human T cells effectively target orthotopic patient-derived FSHR+ tumors in vivo (II)




Mock
14-107
FSHCER

Perales-Puchalt et al; Clin Cancer Res. 2017.

ID8-Defb29-Vegf-a i.p. injected tumor cells cause massive ascites and multiple peritoneal tumor masses in 35-40 days





Day 40 after tumor injection

FSH-re-directed mouse T cells effectively target orthotopic FSHR+ tumors in vivo in immunocompetent hosts

N=15 mice/group
3 independent experiments



**
100
75
50
25
0
Survival (%)
0
60
65
Time (days)
FSHCER
Mock

I.P. Ovarian tumor
10e6 CERT cells
Days 7/14

NCT05316129: Dose-escalation first-in-human clinical trial in recurrent/chemoresistant ovarian Ca

-PI: R Wenham, MD (NCT05316129; all Moffitt ovarian cancer patients; Moffitt CT Facility)
-I.P. *vs.* I.V.→ Comparative safety and effectiveness
-CAR T cell persistence/suppression, features of the infusion product, FSHR level needed
-"Vaccine" effect (boost of pre-existing ani-tumor immunity)

Table 1. Dose-escalation scheme.

Cohort	Dose Level	Cyclophosphamide dose	FSHCER T-cell Dose	Number of Patients
-1	-1	None	3×10^4 cells/kg	3-6 patients
1	1	None	1×10^5 cells/kg	3-6 patients
2	2	None	3×10^5 cells/kg	3-6 patients
3	3	None	1×10^6 cells/kg	3-6 patients
4	4	None	3×10^6 cells/kg	3-6 patients
6	5	None	1×10^7 cells/kg	3-6 patients
5	3	Cyclophosphamide 500 mg/m^2 and fludarabine (30 mg/m^2) × 3 days	1×10^6 cells/kg	3-6 patients
5b	4	Cyclophosphamide 500 mg/m^2 and fludarabine (30 mg/m^2) × 3 days	3×10^6 cells/kg	3-6 patients
5c	5	Cyclophosphamide 500 mg/m^2 and fludarabine (30 mg/m^2) × 3 days	1×10^7 cells/kg	3-6 patients

TAKE HOME MESSAGE

→Tumor targeting can be achieved without killing vital tissues (FSHR, OR2H1, others?).

→Only by targeting antigens not expressed in vital tissues we will be able to develop effective interventions against solid tumors, through genetic engineering of T cells.

→Low antigen expression cans till provide a strong cytolytic response (>200 copies/cell are sufficient for effective killing).

→Personalized interventions for patients with tumors expressing the right target will be likely required.

SPECIFICITY, SPECIFICITY, SPECIFICITY